UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549


                      ________________


                          FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d)
           Of the Securities Exchange Act of 1934

                       _______________

  Date of Report (Date of earliest event reported):  May 7, 2003

                 Jennifer Convertibles, Inc.
   (Exact name of registrant as specified in its charter)

Delaware                 1-9681                11-2824646
(State or other          (Commission           (IRS Employer
jurisdiction of          File Number)          identification No.)
incorporation)


                  419 Crossways Park Drive
                  Woodbury, New York 11797
     (Address of principal executive offices) (Zip Code)


Registrant's Telephone number, including area code: (516) 496-1900


       _______________________________________________
(Former name or former address, if changed since last report)


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Item 5.        Other Events

      On May 13, 2003, we issued a press release announcing, among other things, the election of Mark Berman to our board of directors. Mr. Berman will also replace Bernard Wincig as a member of our Audit and Monitoring Committee. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

     On May 7, 2003, Klaussner Furniture Industries, Inc., our largest supplier and owner of the outstanding shares of our Series A Convertible Preferred stock, and we signed a Termination Agreement and Release whereby Klaussner released the liens it has held since 1996 on our assets. In connection with the release, the $1.5 million credit line which Klaussner had made available to us in 1999 was also terminated. The credit line had never been drawn upon. A copy of the agreement is filed as Exhibit 99.2 hereto and incorporated herein by reference.

     On May 8, 2003, Jara Enterprises, Inc. and we entered into an Amendment No. 2 to the Warehousing Agreement, dated as of July 6, 2001, as amended by Warehousing Agreement No.
1, dated as of June 23, 2002. The parties agreed that we can increase the amount we charge to Jara for fabric protection by one third of the increase charged by Jara's stores to its customers for like services. In turn, the parties agreed that the $600,000 annual payment to be paid to Jara by us at the end of our fiscal years ending August
30, 2003 and August 28, 2004 and August 25, 2005 shall be adjusted on an annual basis, upwards or downwards, by $50,000 for each $1,000,000 by which our revenues from the sale of fabric protection and related warranties from all customers including Jara exceed, or are less than, $11,000,000. A copy of the agreement is filed as Exhibit
99.3 hereto and incorporated herein by reference.


Item 7.        Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.         Description

99.1           Press Release dated May 13, 2003

99.2 Termination Agreement and Release, by and among Klaussner Furniture Industries, Inc., Jennifer Convertibles, Inc. and the other signatories thereto, dated as of May 7, 2003.

99.3 Amendment No. 2 to Warehousing Agreement, by and between Jara Enterprises, Inc. and Jennifer Convertibles, Inc., dated as of May 8, 2003.

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                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Jennifer Convertibles, Inc.


May 13, 2003               By:     /s/ Harley Greenfield
                                   Harley Greenfield
                                   Chief Executive Officer
















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                        EXHIBIT INDEX


Exhibit
Number              Description


99.1           Press Release dated May 13, 2003

99.2 Termination Agreement and Release, by and among Klaussner Furniture Industries, Inc., Jennifer
               Convertibles, Inc. and the other signatories thereto, dated as of May 7, 2003.

99.3 Amendment No. 2 to Warehousing Agreement, by and between Jara Enterprises, Inc. and Jennifer
               Convertibles, Inc., dated as of May 8, 2003.

                      JENNIFER CONVERTIBLES, INC.
                       419 CROSSWAYS PARK DRIVE
                          WOODBURY, NY 11797
                            516-496-1900


EXHIBIT 99.1

FOR IMMEDIATE RELEASE              Contact:  Donald S. Radcliffe
                                             Radcliffe & Associates, Inc.
                                             212-605-0534

               JENNIFER CONVERTIBLES ANNOUNCES

               - Termination of Credit and Security Agreement
               - Appointment of New Board Member


Woodbury, New York - May 13, 2003 - Jennifer Convertibles,
Inc. (OTCBB:JENN) announced today that Klaussner Furniture Industries, Inc. has released the liens it has held since 1996 on Jennifer's assets, which had been granted in return for providing Jennifer with extended terms for payments of invoices and a $1.5 million credit facility. In connection with this release the credit line, which had never been drawn upon, was also terminated.

Harley Greenfield, Jennifer Convertibles' Chief Executive
Officer, noted that "the release of these liens is further evidence of Jennifer's continued progress and strengthening balance sheet which made the credit line unnecessary."

Jennifer also announced today the appointment of Mark Berman to its Board of Directors and its Audit Committee of the Board. Mr. Berman is Managing Partner of Liquid Realty Partners, LLC, a real estate private equity investment firm that purchases on a `secondary' basis limited partnership interests in the $100 billion real estate opportunity fund sector. Previously, Mr. Berman was the founder in 1994 of Trinad Partners, a successful private equity investment firm focused on middle market buyout and growth equity investing, where, among other transactions, he led the successful leveraged-buyout of S&S Industries. Prior to founding Trinad, Mr. Berman was a corporate attorney from 1988 to 1994 in the mergers and acquisitions department of Skadden, Arps, Slate, Meagher & Flom. Commenting on the appointment Mr. Greenfield added, "Mark brings to our Board a broad based successful business background which will help Jennifer as its continues to pursue its objective of maximizing shareholder value."

Jennifer Convertibles is the owner and licensor of the largest group of sofabed specialty retail stores in the United States, with 191 Jennifer Convertibles stores and 17 Jennifer Leather stores. As of May 13, 2003, the Company owned 132 stores and licensed 76 (including 25 owned and operating stores by a private company on a royalty free basis.)

Statements in this press release other than the statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties, including changes in retail demand, vendor performance and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward-looking statements. These forward-looking statements represent the Company's judgment as of the date of the release. The Company disclaims, however, any interest or obligations to update these forward-looking statements.

EXHIBIT 99.2
                TERMINATION AGREEMENT AND RELEASE

     This Termination Agreement and Release, is made by and among Jennifer Purchasing Corp. ("Purchasing"), Jennifer Convertibles, Inc. ("Convertibles"), individually and in its capacity as agent for the corporations and limited partnerships that are signatories to that certain Security Agreement (as defined below) (collectively with Convertibles, "Guarantors") (Purchasing and Guarantors are hereinafter collectively referred to as "Debtors"), and Klaussner Furniture Industries, Inc. ("Secured Party"), individually and in its capacity as agent for the five furniture manufacturing companies identified on Schedule I of the Security Agreement (collectively with Secured Party, "Suppliers"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Security Agreement.

     WHEREAS, Purchasing, Debtors and Secured Party are parties to that certain Credit and Security Agreement, dated as of March
1, 1996 (the "Security Agreement"), annexed hereto as Exhibit A;
and

     WHEREAS, pursuant to the Security Agreement, Purchasing agreed to secure its payment and performance of the Secured Obligations by granting Secured Party a first and prior lien and security interest in the Collateral and all products and proceeds of any Collateral; and

     WHEREAS, each Guarantor executed and delivered to each of the Suppliers various unconditional guaranties, as listed on Schedule A annexed hereto, of the obligations of Purchasing to the Suppliers (collectively the "Unconditional Guaranties");

      WHEREAS, each Guarantor secured the Unconditional
Guaranties by granting to Secured Party a first and prior lien on and security interest in the Collateral;

     WHEREAS, Secured Party is willing to release each Guarantor other than Convertibles (the "Other Guarantors") from their obligations under the Unconditional Guaranties, provided that the Other Guarantors pay the amounts described in Section 1 hereof;

     WHEREAS, the parties hereto specifically intend to confirm hereby that the Unconditional Guaranties remain in full force and effect except as specifically released hereby, and that, in any event, Convertibles remains fully liable thereunder;

     WHEREAS, in consideration of $10.00 and other good and valuable consideration receipt of which is hereby acknowledged and in further consideration of the mutual promises contained herein, Convertibles has agreed to execute and deliver the unconditional guaranties in the form annexed hereto as Exhibit B, in favor of (i) Klaussner Furniture Industries, Inc.; (ii) Realistic Furniture Industries, Inc.; (iii) Klaussner International, L.L.C.; (iv) Klaussner Furniture of California, Inc.; (v) Klaussner Corporate Services,. Inc. d/b/a Stylecraft;
(vi) Bruce Furniture Industries, LLC, (vii) Ellis Home Furnishings, LLC and (viii) Golden Oaks Upholstery, Inc.;

     WHEREAS, Purchasing, Debtors and Secured Party (the
"Parties") wish to terminate the Security Agreement and all other
Security Documents, except for the Unconditional Guaranties as amended hereby, upon the terms set forth herein.

     NOW, THEREFORE, the Parties hereby agree as follows:

     1. Termination of the Security Documents. Secured Party, on behalf of itself and on behalf of the Suppliers, agrees that the Security Agreement and all other Security Documents, other than the Unconditional Guaranties, are hereby terminated, effective upon execution hereof. The parties hereto acknowledge and agree that the Unconditional Guaranties remain in full force and effect as to Convertibles and the Other Guarantors. Notwithstanding the foregoing, the obligations of the Other Guarantors shall, following execution hereof, be limited to all payments due and owing to Suppliers in the aggregate amount set forth in Section 4 hereof, together with all attorneys' fees, out-of-pocket expenses and costs of collection in connection with said payments (collectively the "Remaining Obligations"). Following full payment of the Remaining Obligations, the Unconditional Guaranties shall have no further force and effect with respect to the Other Guarantors only.

     2. Convertibles hereby ratifies and reaffirms the Unconditional Guaranties and acknowledges that as to Convertibles the Unconditional Guaranties remain in full force and effect in accordance with their terms, without regard to any of the limitations described in Section 1.

     3. Termination and Release of Security Interests. Secured Party's security interest and all other liens and encumbrances in the Collateral under the Security Documents is released and terminated. Secured Party hereby authorizes Debtors, their counsel, Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.; and their respective agents and representatives to prepare and file all in-lieu financing statements, amendments and termination statements and all other releases to existing financing statements, trademark assignments and other filings as are necessary to evidence the release and termination of Secured Party's security interests in the Collateral of Debtors under the Security Documents. Secured Party agrees to execute and deliver all appropriate instruments, notices, filings and other documents and to take such further actions as may be necessary or advisable to effect the release and termination contemplated hereby, including but not limited to, the return of Pledged Collateral consisting of stock certificates, copies of which are annexed hereto as Exhibit C, as defined and provided under that certain Stock Pledge Agreement, dated as of March 1, 1996 by Convertibles, Jennifer Management II Corp., Elegant Living Management, Ltd., Jennifer L.P. III, Jennifer L.P. IV, Jennifer L.P. V, Jennifer L.P. VI and Southeast Florida Holding Company in favor of Suppliers.

     4.   Acknowledgment of Amounts Due.  Notwithstanding Secured
Party's release of its security interest in the Collateral, Debtors hereby acknowledge that as of March 1, 2003, they have a remaining obligation to pay Suppliers the aggregate sum of $7,084,667.

     5.   Termination of Loan Agreement.  Secured Party and
Convertibles hereby agree to terminate that certain Loan
Agreement, dated as of December 8, 1999, by and between such parties, and such Loan Agreement shall have no further force and effect.

     6.   No Transfer.  Neither the Security Agreement nor any
Security Document has been assigned, conveyed or transferred by Secured Party or any Supplier prior to the date of this Termination Agreement and Release.

     7. Representations and Warranties. As an integral and material part of this Termination Agreement and Release, each of the Parties represents and warrants to the other that: (a) it is the sole owner of its respective Claims and it has not sold, transferred, conveyed, assigned or hypothecated any of its Claims and (b) that it is duly authorized to execute this Termination Agreement and Release on behalf of itself and that this Termination Agreement and Release as so executed constitutes a legal, valid and contractual obligation binding upon it.

     8. Amendment. This Termination Agreement and Release may be modified or amended only by a written instrument duly executed by each of the parties.

     9.   Severability.  If one or more terms of this Termination
Agreement and Release shall be ruled by a court to be void or unenforceable, the terms of this Termination Agreement and Release that are not so found to be void or unenforceable shall continue in full force and effect.

     10. Governing Law. This Termination Agreement and Release shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and wholly to be performed in New York by and between residents of New York.

     11. Counterparts. This Termination Agreement and Release may be executed in one or more counterparts, each of which shall constitute an original but all of which taken together shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement and Release to be duly executed as of the 7th day of May 2003.


                              JENNIFER PURCHASING CORP.


May 7, 2003                   By: /s/ Harley Greenfield
                                Name: Harley Greenfield
                                Title: Chief Executive Officer

                              JENNIFER CONVERTIBLES, INC.,
                               individually and as agent for the Guarantors


                              By: /s/ Harley Greenfield
                                Name: Harley Greenfield
                                Title: Chief Executive Officer


                              KLAUSSNER FURNITURE INDUSTRIES, INC.,
                              individually and as agent for Suppliers

                              By: /s/ David O. Bryant
                                Name: David O. Bryant
                                Title: Senior Vice President

EXHIBIT 99.3

                       AMENDMENT NO. 2 TO
                      WAREHOUSING AGREEMENT

     This Amendment No. 2 to Warehousing Agreement is made as of May 8, 2003 by and among JENNIFER CONVERTIBLES, INC., a Delaware Corporation ("JCI"), JENNIFER WAREHOUSING, INC., a Delaware corporation and wholly owned subsidiary of JCI ("New Warehousing") and JARA ENTERPRISES, INC., a New York corporation ("Jara").

                            RECITALS:

     Reference is made to that certain Warehousing Agreement dated as of July 6, 2001 between among JCI, New Warehousing and Jara, as amendment by Amendment No. 1 to Warehouse Agreement dated as of June 23, 2002 (the "Agreement").

     The parties to the Agreement desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows:

                            ARTICLE I
                           AMENDMENTS

     Section 1.01 Sections 4(a) and (b) shall each be amended to include the following new sentence at the end of each Section:

         Such rate changes shall include an increase equal to one third of the increase charged by Jara
         Stores to customers for the corresponding service.

     Section 1.02   The reference to "$10,000,000" in Section
5(a)(iii) shall be replaced with "$11,000,000".

                           ARTICLE II
                          MISCELLANEOUS

     Section 2.01 This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 2.02 This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which, taken together, shall be deemed to constitute one and the same agreement.

     Section 2.03   Except as amended hereby, the Agreement
remains in full force and effect.

                      - - - - - - - - - - -

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the day and year above written.


                             JENNIFER CONVERTIBLES, INC.


                             By:  /s/ Harley J. Greenfield
                             Name: Harley J. Greenfield
                             Title: Chief Executive Officer


                             JENNIFER WAREHOUSING, INC.


                             By:  /s/ Harley J. Greenfield
                             Name: Harley J. Greenfield
                             Title: Chief Executive Officer


                             JARA ENTERPRISES, INC.


                             By:  /s/ Fred J. Love
                             Name: Fred J. Love
                             Title: President

















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